UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2026

PALOMINO LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Delaware	000-56582	88-1619619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Castilian Drive, Suite 102 Goleta, CA	93117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 756-2981

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 5, 2026, Palomino Laboratories Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) disclosing, among other things, the consummation of the Company’s acquisition of Vega Links, Inc., a Delaware corporation (“Vega Links”), pursuant to that certain Share Exchange Agreement and Plan of Reorganization, dated July 31, 2026, by and among the Company, Vega Links and the stockholders of Vega Links (the “Share Exchange Agreement”). Pursuant to the Share Exchange Agreement, the Company acquired all of the issued and outstanding shares of common stock of Vega Links in exchange for an aggregate of 4,472,000 shares of the Company’s common stock (the “Share Exchange”). Following the consummation of the Share Exchange, Vega Links became a wholly owned subsidiary of the Company.

This Amendment No. 1 to the Original Report (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Original Report to provide the historical audited financial statements of Vega Links and the unaudited pro forma condensed combined financial information of the Company and Vega Links required by Item 9.01 of Form 8-K.

Except as expressly set forth herein, this Amendment does not amend or otherwise modify the disclosures contained in the Original Report. This Amendment should be read in conjunction with the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Vega Links as of July 30, 2026 and for the period from January 21, 2026 (inception) through July 30, 2026, together with the notes thereto and the report of the independent auditor thereon, are filed as Exhibit 99.1 to this Amendment and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and Vega Links, giving effect to the Share Exchange, including the unaudited pro forma condensed combined balance sheet as of June 30, 2026 and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2026 and the year ended December 31, 2025, together with the accompanying notes thereto, is filed as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Audited Financial Statements of Vega Links, Inc. as of July 30, 2026 and for the period from January 21, 2026 (inception) through July 30, 2026.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Palomino Laboratories Inc. and Vega Links, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2026	Palomino Laboratories Inc.

	By:	/s/ Jeffrey B. Shealy
	Name:	Jeffrey B. Shealy
	Title:	Chief Executive Officer